Supplement to the
Strategic Advisers® Core Income Fund
April 29, 2022
Summary Prospectus
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. BlackRock Investment Management, LLC (BlackRock), FIAM LLC (FIAM), J.P. Morgan Investment Management Inc. (JPMorgan), PGIM, Inc. (PGIM), and TCW Investment Management LLC (TCW) have been retained to serve as sub-advisers for the fund. BlackRock International Limited (BIL), BlackRock (Singapore) Limited (BSL), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and PGIM Limited (PGIML) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SSC-SUSTK-0423-100 1.9909644.100	April 7, 2023